                                                                   EXHIBIT 10(b)

                  AMENDED AND RESTATED STOCKHOLDER AGREEMENT


     This AMENDED AND RESTATED STOCKHOLDER AGREEMENT (this "Agreement") is entered into as of August 31 , 1994 to be effective as of July 31, 1994, by
                         -----
and between Sterling Software, Inc., a Delaware corporation (the "Buyer"), and the stockholder listed on the signature page hereof (the "Stockholder").

     WHEREAS, the Stockholder, as of the date hereof, is the owner of the respective number of shares (the "Shares") of Common Stock, no par value (the "Common Stock"), of KnowledgeWare, Inc., a Georgia corporation (the "Corporation") set forth below the name of the Stockholder on the signature page hereof;

     WHEREAS, the Buyer and SSI Corporation, a Georgia corporation and a wholly-owned subsidiary of the Buyer ("Merger Sub"), entered into an Agreement and Plan of Merger with the Corporation dated as of July 31, 1994, and in reliance in part upon the execution and delivery of this Agreement, the Buyer and Merger Sub will enter into an Amended and Restated Agreement and Plan of Merger, dated as of the date hereof (the "Merger Agreement;" capitalized terms not defined herein shall have the meanings set forth in the Merger Agreement), with the Corporation which provides that, among other things, upon the terms and subject to the conditions thereof Merger Sub will be merged with and into the Corporation, with the Corporation continuing as the surviving corporation and a wholly-owned subsidiary of the Buyer (the "Merger"), and each outstanding share of Common Stock, including the Shares, will, by reason of the Merger, be converted into a fraction of a share of the Buyer's common stock, par value $.10 per share (the "Buyer Common Stock"), that is equal to the Exchange Ratio (subject to the provisions of the Merger Agreement);

     WHEREAS, in reliance upon the execution and delivery of this Agreement, the Buyer will enter into an Amended and Restated Stock Option Agreement, dated as of the date hereof (the "Stock Option Agreement"), with the Corporation pursuant to which the Corporation has granted to the Buyer an option to acquire shares of Common Stock upon the occurrence of certain events; and

     WHEREAS, to induce the Buyer to enter into the Merger Agreement and the Stock Option Agreement and to incur the obligations set forth therein, the Stockholder is entering into this Agreement pursuant to which the Stockholder agrees to vote in favor of the Merger and certain other matters as set forth herein, and to make certain agreements with respect to the Shares upon the terms and conditions set forth herein.

     NOW THEREFORE, in consideration of the foregoing and of the mutual covenants and agreement set forth herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:
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     Section 1.  VOTING OF SHARES; IRREVOCABLE PROXY.  The Stockholder agrees that until the earlier of (i) the Effective Time and (ii) the termination of the Merger Agreement (the earlier of such dates being hereinafter referred to as the "Expiration Date"), the Stockholder shall vote all Shares owned by the Stockholder at any meeting of the Corporation's stockholders (whether annual or special and whether or not an adjourned or postponed meeting), or, if applicable, take action by written consent (x) for adoption of the Merger Agreement and in favor of the Merger and any other transaction contemplated by the Merger Agreement, as such Merger Agreement may be modified or amended from time to time (but not to reduce the Exchange Ratio), (y) against any action, omission or agreement which would impede or interfere with, or have the effect of discouraging, the Merger, including, without limitation, any Acquisition Proposal other than the Merger, and (z) in favor of all nominees in the Corporation's slate of directors nominated for election by a majority of the Corporation's non-management directors. Any such vote shall be cast or consent shall be given in accordance with such procedures relating thereto as shall ensure that it is duly counted for purposes of determining that a quorum is present and for purposes of recording the results of such vote or consent.

     In the event that the Stockholder shall fail to comply with the provisions of this Section 1 (as determined by the Buyer in its sole discretion), the Stockholder hereby agrees that such failure shall result, without any further action by the Stockholder, in the irrevocable appointment of the Buyer, until termination of the Merger Agreement, as its attorney and proxy with full power of substitution, to vote and otherwise act (by written consent or otherwise) with respect to the Shares which the Stockholder is entitled to vote at any meeting of stockholders of the Corporation (whether annual or special and whether or not an adjourned or postponed meeting) or consent in lieu of any such meeting or otherwise, on the matters and in the manner specified in Section 1 above. THE STOCKHOLDER ACKNOWLEDGES THAT THIS PROXY IS COUPLED WITH AN INTEREST, AND CONSTITUTES, AMONG OTHER THINGS, AN INDUCEMENT FOR THE BUYER TO ENTER INTO THE MERGER AGREEMENT, IS IRREVOCABLE AND SHALL NOT BE TERMINATED BY OPERATION OF LAW UPON THE OCCURRENCE OF ANY EVENT, INCLUDING, WITHOUT LIMITATION, THE DEATH OR INCAPACITY OF THE STOCKHOLDER. Notwithstanding any provision contained in such proxy, such proxy shall terminate upon the Expiration Date.

     Section 2. COVENANTS OF THE STOCKHOLDER. The Stockholder covenants and agrees for the benefit of the Buyer that, until the Expiration Date, it:

          (a) will not sell, transfer, pledge, hypothecate, encumber, assign, tender or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to the sale, transfer, pledge, hypothecation, encumbrance, assignment, tender or other disposition of (any one or more of which, a "Transfer"), any of the Shares owned by it unless, in connection with such Transfer, the transferee executes a counterpart of this Agreement agreeing to be bound by the terms hereof;

          (b) will, other than as expressly contemplated by this Agreement, not grant any powers of attorney or proxies or consents in respect of any of the Shares owned by it,

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

     deposit any of the Shares owned by it into a voting trust, enter into a voting agreement with respect to any of the Shares owned by it or otherwise restrict the ability of the holder of any of the Shares owned by it freely to exercise all voting rights with respect thereto except for powers of attorney granted in the ordinary course consistent with the terms of the Merger Agreement;

          (c) will not take any action which, if taken by the Corporation, would be prohibited by Section 7.1 of the Merger Agreement;

          (d) will use its best efforts to take, or cause to be taken, all action, and do, or cause to be done, all things necessary or advisable in order to consummate and make effective the transactions contemplated by this Agreement including, without limitation, to enter into an affiliate's letter substantially in the form of Annex A hereto; provided however, if
                                         -------
     the Stockholder is a director of the Corporation the provisions of this paragraph (d) are subject to the fiduciary duties such Stockholder has to the Corporation as a member of the Board of Directors; and

          (e) will not exercise any appraisal or dissenter's rights, if any, with respect to the Shares.

     Section 3. COVENANTS OF THE BUYER. The Buyer covenants and agrees for the benefit of the Stockholder that (a) immediately upon execution of this Agreement, the Buyer shall enter, and cause Merger Sub to enter, into the Merger Agreement, and (b) until the Expiration Date, it shall use its best efforts to take, or cause to be taken, all action, and do, or cause to be done, all things necessary or advisable in order to consummate and make effective the transactions contemplated by this Agreement and the Merger Agreement, consistent with the terms and conditions of each such agreement.

     Section 4. REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDER. The Stockholder represents and warrants to the Buyer that: (a) if applicable, the Stockholder is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization; (b) the execution, delivery and performance by the Stockholder of this Agreement will not conflict with, require a consent, waiver or approval under, or result in a breach or a default under, its Certificate of Incorporation or By-laws (if applicable), or any of the terms of any contract, commitment or other obligations (written or oral) to which the Stockholder is bound, which breach would result in a material adverse effect on the Stockholder; (c) this Agreement has been duly executed and delivered by the Stockholder and constitutes a valid and binding obligation of the Stockholder, enforceable against the Stockholder in accordance with its terms; (d) if applicable, the execution, delivery and performance of this Agreement and the consummation by it of the transactions contemplated hereby have been approved by all necessary corporate action on its part; (e) other than as set forth herein, the Stockholder has not entered into an irrevocable proxy with respect to the Shares.

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

     The representations and warranties contained herein shall be made as of the date hereof and as of each date from the date hereof through and including the Closing.

     Section 5. ADJUSTMENTS; ADDITIONAL SHARES. In the event (i) of any stock dividend, stock split, recapitalization, reclassification, combination or exchange of shares of capital stock of the Corporation on, of or affecting the Shares, or (ii) the Stockholder shall acquire voting rights with respect to any additional shares of Common Stock or other securities of the Corporation, including any securities entitling the holder hereof to vote or give consent with respect to the matters set forth in Section 1 hereof but excluding shares of Common Stock of the Corporation as to which the holders thereof have granted revocable proxies to the Stockholder in connection with the shareholders meeting of the Corporation contemplated by Section 7.4 of the Merger Agreement, then the terms of this Agreement shall apply to the shares of capital stock held by the Stockholder immediately following the effectiveness of the events described in clause (i) or the Stockholder becoming the beneficial owner thereof, as described in clause (ii), as though they were Shares hereunder. As soon as practicable after the receipt of such other capital stock or securities, the Stockholder shall surrender to the Corporation all certificates or instruments representing such for the purpose of affixing the legend set forth in Section 6 hereof.

     Section 6. SPECIFIC PERFORMANCE. The Stockholder acknowledges that the agreements contained in this Agreement are an integral part of the transactions contemplated by the Merger Agreement and the Stock Option Agreement and that, without these agreements, the Buyer and Merger Sub would not enter into the Merger Agreement or the Stock Option Agreement, and acknowledges that damages would be an inadequate remedy for any breach by it of the provisions of this Agreement. Accordingly, the Stockholder and the Buyer each agree that the obligations of the parties hereunder shall be specifically enforceable and neither party shall take any action to impede the other from seeking to enforce such right of specific performance. Both parties further agree to waive any requirement for the securing or posting of any bond in connection with the obtaining of any such equitable relief and that this provision is without prejudice to any other rights that the parties hereto may have for any failure to perform this Agreement.

     Section 7. NOTICES. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given by overnight courier, by delivering the same in person, by telecopy (with confirmation), or by registered or certified mail (return receipt requested) to the Stockholder at the address listed on the signature page hereof, with a copy to Hicks, Maloof & Campbell, Suite 2200, Marquis Two Tower, 285 Peachtree Center Avenue, N.E., Atlanta, Georgia 30303, Attention: Maurice N. Maloof, facsimile number (404) 420-7474, and to the Buyer at 8080 N. Central Expressway, Suite 1100, Dallas, Texas 75206, Attention: President, facsimile number (214) 750-0905, with a copy to Jackson & Walker, L.L.P., 901 Main Street, Suite 6000, Dallas, Texas 75202,
Attention: Charles D. Maguire, Jr., Facsimile number (214) 953-5822, or to such other address as any party may have furnished to the other in writing in accordance herewith. Any such notice shall be deemed delivered and

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

received on the date on which it is received if sent by overnight courier, hand-delivered or telecopy, or on the fifth business day following the date on which it is so mailed.

     Section 8. BINDING EFFECT; SURVIVAL. Upon execution and delivery of this Agreement by the Buyer, this Agreement shall become effective as to the Stockholder at the time the Stockholder executes and delivers this Agreement. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, personal representatives, successors and assigns.

     Section 9. ASSIGNMENT. The Buyer may, without the consent of the Stockholder, assign its rights hereunder to any direct or indirect wholly owned subsidiary of the Buyer, provided that any such assignment shall not affect the obligations of the Buyer hereunder.

     Section 10. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its rules of conflict of laws.

     Section 11. COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.

     Section 12. EFFECT OF HEADINGS. The section headings herein are for convenience only and shall not affect the construction hereof.

     Section 13. ADDITIONAL AGREEMENTS; FURTHER ASSURANCE. Subject to the terms and conditions herein provided, each of the parties hereto agrees to use all reasonable efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement. The Stockholder will provide the Buyer with all documents which may reasonably be requested by the Buyer and will take reasonable steps to enable the Buyer to obtain all rights and benefits provided it hereunder.

     Section 14. AMENDMENT; WAIVER. No amendment or waiver of any provision of this Agreement or consent to departure therefrom shall be effective unless in writing and signed by the Buyer and the Stockholder, in the case of an amendment, or by the party which is the beneficiary of any such provision, in the case of waiver or a consent to departure therefrom.

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

     IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto all as of the day and year first above written.

                                       STERLING SOFTWARE, INC.


                                       By: /s/ Sterling L.Williams
                                          ------------------------------
                                       Name:  Sterling L.Williams
                                            ----------------------------
                                       Title:  President
                                             ---------------------------


STOCKHOLDER:
-----------


By:   /s/ Francis A. Tarkenton
   ------------------------------
  Name:   Francis A. Tarkenton
       --------------------------
  Title:
        _________________________


Address:  3340 Peachtree Rd., N.E.
          Atlanta, Georgia 30326


Number of Shares:  1,194,515

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

     IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto all as of the day and year first above written.

                                       STERLING SOFTWARE, INC.


                                       By: /s/ Sterling L.Williams
                                          ------------------------------
                                       Name:  Sterling L.Williams
                                            ----------------------------
                                       Title: President
                                             ---------------------------


STOCKHOLDER:
-----------
 TARKENTON GROUP, INC.

By:   /s/ Francis A. Tarkenton
   ------------------------------
  Name:   Francis A. Tarkenton
       --------------------------
  Title:  Chairman
        -------------------------


Address:  3340 Peachtree Rd., N.E.
          Atlanta, Georgia 30326


Number of Shares:  34,694

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

     IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto all as of the day and year first above written.

                                       STERLING SOFTWARE, INC.


                                       By: /s/ Sterling L.Williams
                                          ------------------------------
                                       Name:  Sterling L.Williams
                                            ----------------------------
                                       Title:  President
                                             ---------------------------


STOCKHOLDER:
-----------

By:   /s/ Donald P. Addington
   ------------------------------
  Name:   Donald P. Addington
       --------------------------
  Title:
        -------------------------


Address:  3340 Peachtree Rd., N.E.
          Atlanta, Georgia 30326


Number of Shares:  - 0 -

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

     IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto all as of the day and year first above written.

                                       STERLING SOFTWARE, INC.


                                       By: /s/ Sterling L.Williams
                                          ------------------------------
                                       Name:  Sterling L.Williams
                                            ----------------------------
                                       Title:  President
                                             ---------------------------


STOCKHOLDER:
-----------

By:   /s/ James Martin
   ------------------------------
  Name:   James Martin
       --------------------------
  Title:
        -------------------------


Address:  Tupenny House
          Tucker's Town, Bermuda


Number of Shares:  1,545,500


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